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                                                                   EXHIBIT 10.14

                                GUARANTY OF LEASE

         CA-GATEWAY OFFICE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Landlord") has leased certain real property to BACKWEB TECHNOLOGIES INC., A DELAWARE CORPORATION, as tenant ("Tenant"), pursuant to that certain office lease by and between Landlord and Tenant and dated December 23, 1998 (the "Original Lease"), which Original Lease has been previously amended by that certain 1st Amendment to Lease - Expansion dated as of May 12, 2000, and by that certain 2nd Amendment to Lease - Expansion dated as of November 7, 2000, and is further amended by that certain Third Amendment of even date herewith (the "Third Amendment", and together with the 1st Amendment to Lease - Expansion and the 2nd Amendment to Lease - Expansion, collectively, the "Lease"). FOR VALUE RECEIVED and in consideration for and as an inducement to Landlord to enter into the Third Amendment, which Third Amendment modifies the Premises and the Base Rent (as each is defined in the Lease), the undersigned, BACKWEB TECHNOLOGIES LTD, AN ISRAELI CORPORATION ("Guarantor") does hereby unconditionally and irrevocably guarantee to Landlord the punctual payment of all Rent (as such term is defined in the Lease) payable by Tenant under the Lease throughout the term of the Lease and any and all renewals and extensions thereof in accordance with and subject to the provisions of the Lease, and the full performance and observance of all other terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant under the terms of the Lease, for which the undersigned shall be jointly and severally liable with Tenant. If any default on the part of Tenant shall occur under the Lease, the undersigned does hereby covenant and agree to pay to Landlord upon-demand in each and every instance such sum or sums of money and to perform each and every covenant, condition and agreement under the Lease as Tenant is and shall become liable for or obligated to pay or perform under the Lease, together with the costs reasonably incurred by Landlord in connection therewith, including, without limitation, reasonable attorneys' fees. Such payments of Rent and other sums shall be made monthly or at such other intervals as the same shall or may become payable under the Lease, including any accelerations thereof, all without requiring any notice from Landlord (other than any notice required by the Lease) of such non-payment or non performance, all of which the undersigned hereby expressly waives.

         The maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under the Lease and to secure the performance of any of the other terms, covenants and conditions of the Lease shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of Tenant under the Lease. The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Landlord to Tenant for payment of Rent and such other sums and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgence granted, from time to time, or Tenant may be dispossessed or Landlord may avail itself of or exercise any or all of the rights and remedies against Tenant provided by law or by the Lease, and may proceed either against Tenant alone or jointly against Tenant and the undersigned or against the undersigned alone

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without first prosecuting or exhausting any remedy or claim against Tenant. The undersigned does hereby further consent to any subsequent change, modification or amendment of the Lease in any of its terms, covenants or conditions, or in the Rent payable thereunder, or in the premises demised thereby, or in the term thereof, and to any assignment or assignments of the Lease, and to any subletting or sublettings of the premises demised by the Lease, and to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

         The undersigned does hereby agree that the bankruptcy of Tenant shall have no effect on the obligations of the undersigned hereunder. The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship, subrogation or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant, unless and until all claims of Landlord under the Lease shall have been fully paid and satisfied.

         The undersigned hereby waives and agrees not to assert: (a) any right to require Landlord to proceed against Tenant, or any other guarantor or person or to pursue any other security or remedy before proceeding against the undersigned; (b) any defense based on the validity or enforceability of the Lease; (c) any right or defense that may arise by reason of the incapacity, lack of authority, death or disability of Tenant or any other person; and (d) any right or defense arising by reason of the absence, impairment, modification, limitation, destruction or cessation (in bankruptcy, by an election of remedies, or otherwise) of the liability of Tenant of the subrogation rights of the undersigned or of the right of the undersigned to proceed against Tenant for reimbursement. The undersigned waives any right, statutory, or otherwise, for itself to require or for Tenant to require Landlord to apply rents received toward the obligations of the undersigned under this Guaranty, or to otherwise prioritize the receipt of rents as against the obligations of the undersigned under this Guaranty. The undersigned hereby waives and agrees not to assert (x) any right or defense based on the absence of any or all presentments, demands (including demands for performance), notices (including notices of any adverse change in the financial status of Tenant, notices of any other facts which increase the risk to the undersigned, notices of non-performance and notices of acceptance of this Guaranty) and protests of each and every kind; (y) the defense of any statute of limitations in any action under or related to this Guaranty or the Lease; and (z) any right or defense based on a lack of diligence or failure or delay by Landlord in enforcing its rights under this Guaranty or the Lease. The undersigned hereby waives and agrees not to assert or take advantage of any right to (i) exoneration if Landlord's actions shall impair any security or collateral of the undersigned; (ii) any security or collateral held by Landlord; (iii) require Landlord to proceed against or exhaust any security or collateral before proceeding against the undersigned; and (iv) require Landlord to pursue any right or remedy for the benefit of the undersigned. Without limiting the generality of any of the covenants and agreements of the undersigned set forth in this Guaranty, the undersigned hereby waives any and all benefits of the provisions of Sections 2809, 2810, 2819, 2822, 2845, 2848, 2849 and 2850 of the

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California Civil Code and any similar or analogous statutes of California or any jurisdiction.

         Until all the Tenant's obligations under the Lease are fully performed, the undersigned (a) shall have no right of subrogation or reimbursement against the Tenant by reason of any payments or acts of performance by the undersigned under this Guaranty, (b) subordinates any liability or indebtedness of the Tenant now or hereafter held by the undersigned to the obligations of the Tenant under, arising out of or related to the Lease or Tenant's use of the Premises; and (c) acknowledges that the actions of Landlord may affect or eliminate any rights of subrogation or reimbursement of the undersigned as against Tenant without any liability or recourse against Landlord.

         Neither this Guaranty nor any of the provisions hereof can be modified, waived or terminated, except by a written instrument signed by Landlord. The provisions of this Guaranty shall apply to, bind and inure to the benefit of the undersigned and Landlord and their respective heirs, legal representatives, successors and assigns. As used herein, the term "Tenant" means the Tenant specifically named in the Lease and also any assignee or subtenant of said Lease and any successor to the interests of said Tenant, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise including, without limitation, any trustee in bankruptcy and any bankruptcy estate of Tenant, Tenant's assignee or sublessee. The undersigned, if there be more than one, shall be jointly and severally liable hereunder, and for purposes of such several liability the word "undersigned" wherever used herein shall be construed to refer to each of the undersigned parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments, and this Guaranty shall not be revoked or impaired as to any of such parties by the death of another party or by revocation or release of any obligations hereunder of any other party.

         If Landlord should retain counsel and/or institute any suit against Guarantor to enforce this Guaranty or any covenants or obligations hereunder, then Guarantor shall pay to Landlord, upon demand, all reasonable attorneys' fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder. This Guaranty shall be governed by and construed in accordance with the internal laws of the state where the premises demised by the Lease are located. For the purpose solely of litigating any dispute under this Guaranty, the undersigned submits to the jurisdiction of the courts of the United States of America and said state. The undersigned hereby waives any right to trial by jury and further waives and agrees not to assert or take advantage of any defense based on the claim that any arbitration decision binding upon Landlord or Tenant is not binding on the undersigned.

         Any notice or other communication to be given to Landlord or the undersigned hereunder shall be in writing and sent in accordance with the notice provisions of the Lease. Notices to Landlord shall be delivered to Landlord's address set forth in the Lease. Notices to the undersigned shall be addressed as follows: 2077 Gateway Place,

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Suite 500, San Jose, CA 95110, Attention: Finance Department. In the event
Guarantor's notice address as set forth above changes, Guarantor agrees to provide written notice to Landlord of such change in address.

         This Guaranty shall be construed and enforced in accordance with the laws of the State of California. Any legal action or proceeding with respect to this Guaranty and any action for enforcement of any judgment in respect thereof may be brought in the courts of California or the United States of America for the Northern District of California and by execution and delivery of this guaranty, Guarantor hereby accepts unconditionally the non-exclusive jurisdiction of the aforementioned courts and their respective appellate courts. Guarantor hereby irrevocably consents to the service of process out of any of these aforementioned courts in any such action or proceeding by the mailing of copies thereof by a reputable international courier to Guarantor at the address provided in Paragraph 1. Guarantor irrevocably waives any objection which it may now or hereafter have to the laying of venue in any of the courts referred to above arising out of or in connection any action or proceeding on this Guaranty brought in any of the courts referred to above and further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding has been brought in an inconvenient forum.

                         [SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date of the 19th day of August, 2003.


                                   GUARANTOR:

                                   BACKWEB TECHNOLOGIES, LTD, AN ISRAELI
                                   CORPORATION

                                   By:  /s/ MICHAEL A. MORGAN
                                        ---------------------

                                   Name:  Michael A. Morgan

                                   Title:   CFO

                                   By:  __________________________________

                                   Name:  ________________________________

                                   Title: __________________________________

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                            LANDLORD ACKNOWLEDGMENTS

STATE OF ____________)
COUNTY OF ___________)  ss:

         I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify that ____________________________, personally known to me to be the __________ President of Equity Office Properties Trust, a Maryland real estate investment trust, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer of said entity being authorized so to do, (s)he executed the foregoing instrument on behalf of said entity, by subscribing the name of such entity by himself/herself as such officer, as a free and voluntary act, and as the free and voluntary act and deed of said entity, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this ___ day of ___________, 20__.

                                                      __________________________
                                                         Notary Public

My Commission Expires: __________

                             TENANT ACKNOWLEDGMENTS
                                   INDIVIDUAL

STATE OF ____________)
COUNTY OF ___________)  ss:

         I, the undersigned, as Notary Public in and for the County and State aforesaid, do hereby certify that ____________________________, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that (s)he signed the said instrument as a free and voluntary act for the uses and purposes therein set forth.

         GIVEN under my hand and official seal this ___ day of __________, 20__.

                                                      __________________________
                                                         Notary Public

My Commission Expires: __________

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                                   CORPORATION

STATE OF California  )
COUNTY OF Santa Clara) ss:

         On this the 19th day of August, 2003, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared Michael A. Morgan known to me to be CFO President of BackWeb Technologies, Inc., one of the parties described in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                  [SEAL] /s/ Electra M. McBurnie
                                                         ----------------------
                                                              Notary Public

My Commission Expires: 2/9/06

                                   PARTNERSHIP

STATE OF ____________)
COUNTY OF ___________)  ss:

         On this the ___ day of ________________, 20__, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared _____________ known to me to be a general partner of a partnership known as _______________________________, one of the parties described in the foregoing instrument, and acknowledged that being authorized so to do, (s)he executed the foregoing instrument on behalf of said partnership by subscribing the name of said partnership by himself/herself, as a free and voluntary act, and as the free and voluntary act of said partnership, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                      __________________________
                                                         Notary Public

My Commission Expires: __________